American Century Variable Portfolios, Inc. Summary Prospectus and Prospectus Supplement VP Value Fund
Supplement dated February 19, 2022 ■ Summary Prospectus dated May 1, 2021 (as revised August 1, 2021) and Prospectus dated May 1, 2021
The following replaces the entry for Philip Sundell under Portfolio Managers in the summary prospectus and the prospectus:
Philip Sundell, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2002.
David Byrns, CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2014.

The following replaces the entry for Philip Sundell under The Fund Management Team in the prospectus on page 9:
Philip Sundell
Mr. Sundell, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2002. He joined American Century Investments in 1997, became a senior analyst in 2007 and became a portfolio manager in 2017. He has a bachelor's degree from Missouri State University and an MBA from Texas Christian University. He is a CFA charterholder.
David Byrns
Mr. Byrns, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since joining American Century Investments in 2014 as an investment analyst. He became a senior investment analyst in 2016 and a portfolio manager in 2020. He has a bachelor's degree from the University of Dayton and an MBA from the University of Wisconsin-Madison. He is a CFA charterholder.

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